SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                             SECURITIES ACT OF 1934

Date of Report  (Date of earliest event reported)    August 4, 2004


                            GOUVERNEUR BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)


       UNITED STATES                   001-14910                04-3429966
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                  42 Church Street, Gouverneur, New York 13642
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (315) 287-2600

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 12. Financial Statements, Pro forma Financial Information and Exhibits.

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibits:

             99.1     Press Release of Registrant, dated August 4, 2004
                      Re: Registrant Announces 2004 Third Quarter and Nine Months Results









                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GOUVERNEUR BANCORP, INC.

Date:  August 5, 2004                  By: /s/ RICHARD F. BENNETT
                                           -------------------------------------
                                           Richard F. Bennett
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
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99.1            Press Release of Gouverneur Bancorp, Inc. dated August 4, 2004